As filed with the Securities and Exchange Commission on May 24, 1999

                                    FORM N-1A
                           1933 Act File No. 033-02430
                           1940 Act File No. 811-04534

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. -----
                         Post-Effective Amendment No. 24
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 26

                                MIDAS MAGIC, INC.
               (Exact Name of Registrant as Specified in Charter)

                        11 HANOVER SQUARE, NEW YORK, NEW
                        YORK, 10005 (Address of Principal
                          Executive Offices) (Zip Code)

                                 (212) 785-0900
              (Registrant's Telephone Number, including Area Code)

                            DEBORAH A. SULLIVAN, ESQ.
                      11 Hanover Square, New York, NY 10005
                     (Name and Address of Agent for Service)

                                   Copies to:


                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                             New York, NY 10038-4982

It is proposed that this filing will become effective on June 30, 1999 pursuant to paragraph (a) of Rule 485.


If appropriate, check the following box: / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has elected to maintain registration of an indefinite number of shares of common stock, $.01 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The registrant's most recent Rule 24f-2 Notice was filed on March 25, 1999.

                                MIDAS MAGIC, INC.

                                TABLE OF CONTENTS

           This registration statement consists of the following:

                     Cover Sheet

                     Table of Contents

                     Cross Reference Sheet

                     Part A - Prospectus

                     Part B - Statement of Addition Information

                     Part C - Other Information

                     Signature Page

                     Exhibits

                                MIDAS MAGIC, INC.


              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

Item No.
of Form N-lA                              Caption in Prospectus

      1        Front and Back Cover Pages
      2        "Investment Objective and Strategy", "Main Risks",
               "Past Performance"
      3        "Fees and Expenses of the Fund"
      4        "Investment Objective and Strategy", "Main Risks"
      5        not applicable
      6        "Management"
      7        "Purchasing Shares", "Redeeming Shares", "Account and Transaction
               Policies", "Distributions and Taxes"
      8        "Fees and Expenses of the Fund"
      9        "Financial Highlights"

               Caption in Statement of Additional Information

      10       Cover Page
      11       "Description of the Fund"
      12       "Investment Objective and Strategy", "Investment Restrictions"
      13       "Management of the Fund"
      14       "Management of the Fund"
      15       "Management of the Fund", "Investment Manager"
      16       "Allocation of Brokerage"
      17       Not Applicable
      18       "Determination of Net Asset Value", "Purchase of Shares"
      19       "Distributions and Taxes"
      20       "Distribution of Shares"
      21       "Calculation of Performance Data"
      22       "Financial Statements"

                               [Insert Midas Design]



                                   Midas Funds




                         Prospectus dated June 30, 1999


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                TABLE OF CONTENTS

MIDAS FUND, INC................................................................2

MIDAS INVESTORS, LTD...........................................................5

MIDAS MAGIC, INC...............................................................7

MIDAS SPECIAL EQUITIES FUND, INC..............................................10

MIDAS U.S. AND OVERSEAS FUND LTD..............................................12

DOLLAR RESERVES, INC..........................................................15

RISKS OF INVESTING............................................................17

PORTFOLIO MANAGEMENT..........................................................18

MANAGEMENT FEES...............................................................19

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................19

PURCHASING SHARES.............................................................20

REDEEMING SHARES..............................................................21

ACCOUNT AND TRANSACTION POLICIES..............................................21

DISTRIBUTIONS AND TAXES.......................................................22

FINANCIAL HIGHLIGHTS..........................................................23

                                MIDAS FUND, INC.


                              INVESTMENT OBJECTIVE

Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

                               INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum or other natural resources and gold, silver and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

In making investments for the Fund, management may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it may also consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment.

The Fund may borrow money to purchase and hold securities and may engage in short selling where risk of loss is potentially unlimited. The Fund may utilize other investments and investment techniques that may impact Fund performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their values from other securities or commodities or that are based on indices). The Fund may also lend portfolio securities to other parties. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

The Fund may, from time to time, under adverse market conditions take temporary defensive positions such as investing some or all of its assets in cash and cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such temporary defensive positions, the Fund may not achieve its investment objective.

                                 PRINCIPAL RISKS

Precious Metals Price. The primary risk affecting this Fund's performance is that its investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Standard & Poor's 500 Stock Index ("S&P 500") and Morningstar Precious Metals Fund Average ("PMFA"). The S&P 500 is an index that is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]
1989: 21.88,  1990: (16.99),  1991: (0.20),  1992: (7.16),  1993: 99.24,
1994: (17.27)  1995: 36.73,  1996: 21.22,  1997: (59.03),  1998: (28.44)

                                  Best Quarter
                                 (4/93 - 6/93) =
                                     36.64%

                                  Worst Quarter
                                (10/97 - 12/97) =
                                    (40.90)%






           Average annual total return for the periods ended 12/31/98

                    1 Year               5 Years               10 Years
                    ------               -------               --------
Midas Fund         (28.44)%             (16.62)%                (2.82)%
S&P 500             28.58%               24.05%                 19.20%
PMFA               (11.35)%             (12.91)%                (3.27)%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price).....................................   NONE
Maximum Deferred Sales Charge (Load).....................................   NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..............   NONE
Redemption Fee within 30 days of purchase................................  1.00%

                         Annual Fund operating expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees.........................................................   1.00%
Distribution and service (12b-1) fees...................................   0.25%
Other expenses..........................................................   1.08%
                                                                           -----
Total annual fund operating expenses....................................   2.33%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One      Three      Five       Ten
                                                                      Year      Years      Years     Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:.................................     $236       $727     $1,245     $2,666

                              MIDAS INVESTORS, LTD.


                              INVESTMENT OBJECTIVE

Midas Investors seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. The Fund invests primarily in gold, platinum and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals ("gold mining shares"). Income is a secondary objective.

                               INVESTMENT STRATEGY

In seeking to achieve its primary investment objective of long term capital appreciation, the Fund will concentrate its investments in gold mining shares and gold, platinum, and silver bullion. This means at least 25% will, and up to 100% of its assets may, be so invested. Generally, at least 65% of the Fund's total assets will be invested in equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals, gold, platinum and silver bullion and gold coins. Currently, the Fund limits bullion investments to less than 25% of its total assets.

The Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, in securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities. Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. The Investment Manager believes that such investments can also offer excellent opportunities to provide hedges against inflation. Pending investment or for temporary defensive purposes, the Fund may commit all or a portion of its assets to cash (U.S. dollars and/or foreign currencies) or invest in money market instruments of U.S. and foreign issuers, including repurchase agreements.

Options, Futures, and Forward Currency Contracts. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such futures contracts.

The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not attempt to enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests.

Short Sales. The Fund may from time to time use short sales, which means that the Fund may sell a security that it does not own in the hope of replacing it by a later purchase at a lower price. In order to make delivery to the buyer, the Fund must borrow the security. When it does, the Fund incurs an obligation to replace that security, whatever its price may be, at the time the Fund purchases it for delivery to the lender. The Fund must also pay to the lender of the security the dividends or interest payable during such period and may have to pay a premium to borrow the security. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The obligation to restore the borrowed security will at all times also be secured by collateral consisting of cash or liquid securities whose value is marked to the market daily. In addition to the amount required to be maintained by the broker, a similarly collateralized deposit will be made to a segregated account at the Fund's custodian bank in an amount such that the value of these two deposits will, at all times, be at least equal to the current market value of the securities sold short. Ordinarily, no interest will be received by the Fund on the proceeds of the short sale held by the broker, although income from the collateral securities will belong to the Fund. The Fund will incur a loss, which could be substantial, if the price of the security increases between the date of the short sale and the date on which it purchases securities to replace those borrowed. The Fund will realize a gain if the security declines in price between those dates. Any such gain will be a short term gain.

The frequency of short sales by the Fund may vary substantially, and no specified portion of the Fund's assets will be invested in short sales. However, not more than 25% of the Fund's net assets will be used to collateralize short sales. To adhere to the 25% limitation, the Fund may be required to cover short sales at a disadvantageous time.

The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost securities identical to those sold short. Such sales will not be subject to the limitations referred to above.

Fixed Income Securities. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities. Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Such securities may include long, intermediate and short maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if such securities offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase, or potential for capital appreciation without undue risk. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated fixed income securities. The market value of fixed income securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater fluctuations in price than obligations with shorter maturities. Fluctuations in the market value of fixed income securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

                                 PRINCIPAL RISKS

Precious Metals Price. The primary risk affecting this Fund's performance is that its investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Standard & Poor's 500 Stock Index ("S&P 500") and Morningstar Specialty Fund-Precious Metals Average ("PMFA"). The S&P 500 is an index that is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: x%,  1990: x%,  1991: x%,  1992: x%,  1993: x%,  1994: x%,  1995: x%,
1996: x%,  1997: x%,  1998: x%.

                        Best Quarter (x/xx - x/xx) = x.x%
                      Worst Quarter (x/xx - x/xx) =(x.x)%

           Average annual total return for the periods ended 12/31/98

                             1 Year               5 Years            10 Years
                             ------               -------            --------
Midas Investors Ltd.        (32.21)%             (23.90)%             (9.61)%
S&P 500                      28.58%               24.05%              19.20%
PMFA                        (11.35)%             (12.91)%             (3.27)%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)..................................     NONE
Maximum Deferred Sales Charge (Load)..................................     NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........     NONE
Redemption Fee within 30 days of purchase.............................    1.00%

                         Annual Fund operating expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees.......................................................    x.x%
Distribution and service (12b-1) fees.................................    x.x%
Other expenses........................................................    x.x%
                                                                          ----
Total annual fund operating expenses..................................    x.x%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five          Ten
                                                                      Year         Years        Years        Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:..................................    $x           $x           $x           $x

                                       7

                                MIDAS MAGIC, INC.
                              INVESTMENT OBJECTIVE

The Fund seeks long term capital appreciation.

                               INVESTMENT STRATEGY

The Fund seeks to achieve this objective by investing primarily in equity securities. Any income which the Fund earns is incidental to its objective of capital appreciation. The Fund will purchase primarily common stocks, which will be selected generally for their potential for long term capital appreciation and not dividend yield. Generally, the Fund will invest in companies expected to achieve above-average growth, which have small, medium or large capitalizations.

In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may borrow money to purchase securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions, such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Small Capitalization. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund value may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indiction of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Russell 2000 Index, an index that is unmanaged and fully invested in common stocks of small companies. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 19.14,  1990: (31.75),  1991: 6.39,  1992: 28.00,  1993: 14.30,
1994: 1.58,  1995: 32.84,  1996: 18.67,  1997: 3.54,  1998: (13.82)




                                  Best Quarter:
                                   1/96 - 3/96
                                     24.77%

                                 Worst Quarter:
                                   7/90 - 9/90
                                    (19.47)%



           Average annual total return for the periods ended 12/31/98

                                   1 Year            5 Years         10 Years
                                   ------            -------         --------
Midas Magic                       (13.82)%            7.40%           6.10%
Russell 2000 Index                 (2.57)%           11.87%           12.92%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) (as % of average daily net assets)

Management fees ..........................................................1.00%
Distribution and service (12b-1) fees ....................................0.25%
Other expenses ...........................................................8.02%
Total annual fund operating expenses .....................................9.27%
Fee waiver and Expense reimbursement......................................7.29%
Net expenses..............................................................1.98%*

*Reflects a contractual obligation by Rockwood Advisers, Inc. to waive and/or reimburse the Fund to the extent Total annual fund operating expenses exceed 1.90% of average daily net assets, excluding certain expenses.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One        Three        Five          Ten
                                                                      Year        Years        Years        Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses remain the same,  except for the first year in each of the time periods  indicated.  Although your  actual  costs may be  higher or lower,  based on these
assumptions your costs would  be**...............................     $201        $2,030      $3,707       $7,310

** The first year expenses in each of the time periods indicated are based on a contractual agreement.

                        MIDAS SPECIAL EQUITIES FUND, INC.


                              INVESTMENT OBJECTIVE

Midas Special Equities Fund seeks capital appreciation.

                               INVESTMENT STRATEGY

The Fund invests primarily in equity securities, often involving special situations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings, price/cash flow, price/sales and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations.

In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may borrow money to purchase and hold securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions, such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Russell 2000 Index, an index that is unmanaged and fully invested in common stocks of small companies. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 42.29,  1990: (36.39),  1991: 40.54,  1992: 28.38,  1993: 16.35,
1994: (16.54),  1995: 40.47,  1996: 1.06,  1997: 5.23,  1998: (5.00)

                                  Best Quarter:
                                  10/92 - 12/92
                                     24.29%

                                 Worst Quarter:
                                   7/90 - 9/90
                                    (43.75)%

           Average annual total return for the periods ended 12/31/98

                                    1 Year           5 Years         10 Years
                                    ------           -------         --------
Midas Special Equities Fund         (5.00)%           3.44%            8.42%
Russell 2000 Index                  (2.57)%           11.87%          12.92%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ...........................................................0.87%
Distribution and service (12b-1) fees .....................................1.00%
Other expenses ............................................................1.55%
Total annual fund operating expenses ......................................3.42%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:............................          $345        $1,051       $1,779    $3,703

                        MIDAS U.S. AND OVERSEAS FUND LTD.


                              INVESTMENT OBJECTIVE

Midas U.S. and Overseas Fund seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

                               INVESTMENT STRATEGY

The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets. Generally, the Fund pays dividends annually to its shareholders.

The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/ earnings, price/cash flow, price/sales and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

The Fund may invest in companies which have small, medium or large capitalizations. The Fund may borrow money to purchase and hold securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Foreign Investment. The Fund can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, and fluctuations in currency exchange rates.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Morgan Stanley Capital International ("MSCI") World Index, an index that is unmanaged and fully invested in common stocks. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 11.10,  1990: (8.61),  1991: 22.55,  1992: 2.57,  1993: 26.71,
1994: (13.12),  1995: 25.11,  1996: 5.34,  1997: 5.64,  1998: 1.18.




                                  Best Quarter:
                                   10/98-12/98
                                     18.99%

                                 Worst Quarter:
                                    7/98-9/98
                                    (24.43)%



           Average annual total return for the periods ended 12/31/98

                                        1 Year          5 Years         10 Years
                                        ------          -------         --------
Midas U.S. and Overseas Fund Ltd.        1.18%           4.12%            6.94%
MSCI World Index                        24.34%          15.68%           10.66%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.
                                Shareholder fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ..........................................................1.00%
Distribution and service (12b-1) fees ....................................0.25%*
Other expenses ...........................................................1.33%
Total annual fund operating expenses .....................................2.58%

*Reflects a contractual distribution fee waiver that will continue through May 1, 2000. Without such waiver, distribution and service fee and total annual fund operating expenses would have been 1.00% and 3.33%, respectively.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses remain the same,  except for the first year periods. Although your actual costs may be higher or  lower,  based  on these  assumptions  your  costs  would
be**................................................................  $261         $955        $1,672    $3,571

**Year one fees are based on contractual Distribution fee.

                              DOLLAR RESERVES, INC.


                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity.

                               INVESTMENT STRATEGY

The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The monthly dividends the Fund pays are generally exempt from state and local income taxes. In addition, the value of Fund shares is generally exempt from state intangible personal property taxes.

The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

The Fund is managed so the dollar-weighted average maturity of its portfolio does not exceed 90 days, and all investments have, or are deemed to have, a remaining maturity of less than 397 days.

The Fund may purchase securities on a "when-issued" basis. In such transactions the price is fixed at the time the commitment to make the purchase is made, but delivery and payment occur at a later date. The Fund will only make commitments to purchase U.S.
Government Securities maturing in less than 397 days from the date of the commitment.

When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment.

Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets.

Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

The Fund operates in accordance with a nonfundamental policy that complies with Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") that limits the amount the Fund may invest in the securities of any one issuer to 5% of the Fund's total assets, except that this limitation does not apply to U.S. Government Securities. The Fund is also subject to a fundamental limitation that provides it with the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its total assets in any one issuer. The Fund will operate in accordance with this fundamental limitation only in the event that Rule 2a-7 is amended and the Fund's Board amends the nonfundamental policy discussed above. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), but not in excess of an amount equal to one third of the Fund's total assets. The Fund may also invest up to 10% of its net assets in illiquid assets and up to 10% of its total assets in restricted securities.

Variable and Floating Rate Securities. The Fund may purchase variable and floating rate U.S. Government Securities. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: x%,  1990: x%,  1991: X%,  1992: x%,  1993: x%,  1994: x%,  1995: x%,
1996: x%,  1997: x%,  1998: x%.

                        Best Quarter (x/xx - x/xx) = x.x%
                       Worst Quarter (x/xx - x/xx) =(x.x)%

For information on the Fund's 7-day yield, call toll-free 1-888-503-FUND.

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ............................................................x.%
Distribution and service (12b-1) fees .......................................x%
Other expenses ..............................................................x%
Total annual fund operating expenses ........................................x%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:..................................    $x           $x           $x            $x

RISKS OF INVESTING:

                 RISKS OF INVESTING IN THE MIDAS FAMILY OF FUNDS

The following risks apply to each of the Funds:

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Illiquid Securities. The Fund may invest up to 15% of its assets in illiquid securities. Potential risks from investing in illiquid securities are that illiquid securities can be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part whether the Fund achieves its investment objectives.

Active Trading. The Fund expects to trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions.

Temporary Defensive Positions. The Fund may from time to time take defensive positions such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

Year 2000. The Fund could be adversely affected if computer systems used by CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. CEF Advisers, Inc. is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

               RISKS OF INVESTING IN SECURITIES OF SMALL COMPANIES

Small Capitalization. Some of the Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the affected Funds should be considered a long term investment and not a vehicle for seeking short term profit.

                    RISKS OF INVESTING IN FOREIGN SECURITIES

Foreign Investment. Some of the Funds can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which some of the Funds invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Funds investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Funds may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, and fluctuations in currency exchange rates.

                RISKS OF MINING AND INVESTING IN PRECIOUS METALS

Precious Metals Price. Some of the Funds investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Mining. Resource mining by its nature involves significant risks and hazards to which some of the Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

                            NON-DIVERSIFICATION RISK

Non-Diversification. Some of the Funds are non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Funds may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in these Funds could involve more risk than investing in a Fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                               INTEREST RATE RISK

Interest Rates. Bond investments are affected by interest rates to which some of the Funds are exposed. When interest rates rise, the prices of bonds typically fall in proportion to their duration. Duration, expressed in years, is based on the estimated payback period, or "duration," of a bond and is the most widely used gauge of sensitivity to interest rate change.


                              PORTFOLIO MANAGEMENT

Midas Fund, Inc.

Midas Management Corporation is the investment manager. It regularly furnishes advice with respect to portfolio transactions and provides all services necessary for the proper conduct of the Fund's business and administration. It is located at 11 Hanover Square, New York, New York 10005.

Lion Resource Management Limited is the subadviser. Mr. Kjeld Thygesen, the subadviser's Managing Director, has been the Fund's portfolio manager since January 1992 and currently serves as the Fund's portfolio manager together with the investment manager's Investment Policy Committee. Mr. Thygesen has been a Managing Director of the subadviser since 1989. Its principal business address is 7 - 8 Kendrick Mews, London, U.K. SW7 3HG. The subadviser advises and consults with the investment manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The subadviser also provides the investment manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments.

Midas Investors, Ltd., Midas Special Equities Fund, Inc., and Midas U.S. and Overseas Fund Ltd.

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Thomas B. Winmill, President and Chief Executive Officer of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990. As a member of the Investment Policy Committee, he helps establish general investment guidelines. He has served as portfolio manager of the Fund since May 1, 1998.

Midas Magic, Inc.

Rockwood Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Bassett S. Winmill, Chief Investment Officer of the investment manager, is the Fund's portfolio manager. Mr. Winmill has served as a portfolio manager of the Fund since February 2, 1999. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Dollar Reserves, Inc.

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Steven A. Landis, Senior Vice President of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Landis has served as a member of the investment manager's Investment Policy Committee since 1995. As a member of the Investment Policy Committee, he assembles and disseminates information with respect to the fund's performance. He has served as portfolio manager of the Fund since April, 1995. From 1993 to 1995, he was an Associate Director of Proprietary Trading at Barclays de Zoete Wedd Securities Inc.


                                 MANAGEMENT FEES

Each Fund pays a management fee at an annual rate based on its average daily net assets, to the investment manager of the Fund, as follows: Midas Fund pays 1% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Ltd. pays 1% on the first $10 million of average daily net assets, declining thereafter. Midas Magic pays 1% on the first $200 million of average daily net assets, declining thereafter. Midas Special Equities Fund, Inc. 1% on the first $10 million of average daily net assets, declining thereafter. Midas U.S. and Overseas pays 1% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves 0.50% on the first $250 million of average daily net assets, declining thereafter.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Fund and services shareholder accounts. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a distribution or 12b-1 fee as compensation for distribution and service activities as follows: Midas Fund pays one-quarter of one percent per annum of the Fund's average daily net assets. Midas Investors, Ltd. pays one-quarter of one percent per annum of the Fund's average daily net assets. Midas Magic pays one quarter of one percent per annum of the Fund's average daily net assets. Midas Special Equities Fund, Inc. pays one percent per annum of the Fund's average daily net assets. Midas U.S. and Overseas pays one percent per annum of the Fund's average daily net assets. Dollar Reserves one quarter of one percent per annum of the Fund's average daily net assets. These fees are paid out of the Fund's assets on an ongoing-basis. Overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The Fund's shares will not be priced on the days on which the exchange is closed for trading. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.

            Opening Your Account

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Call toll-free 1-888-503-FUND, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Dollar Reserves account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10- 00695; for Account 98-7052-724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                               Minimum Investments


Account Type                          Initial                  Subsequent
----------------------------  ------------------------  ------------------------
Regular                                $1,000                     $100
Unif Gifts/Trans to                    $1,000                     $100
Minors
403(b) plan                            $1,000                     $100
Automatic Investment                    $100                      $100
Program
 ............................  ........................  ........................


IRA Accounts                          Initial                  Subsequent
----------------------------  ------------------------  ------------------------
Traditional, Roth IRA                  $1,000                     $100
Spousal, Rollover IRA                  $1,000                     $100

SEP-IRA, SIMPLE IRA                    $1,000                     $100
Education IRA                           $500                    No min.

 ............................  ........................  ........................

Checks must be payable to Dollar Reserves in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call toll-free 1-888- 503-FUND.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.


Bank Transfer Plan                            For making  automatic  investments
                                              from a designated  bank account.
 ................................................................................

Salary Investing Plan                         For  making  automatic investments
                                              through  a  payroll deduction.
 ................................................................................

Government Direct Deposit Plan                For  making  automatic investments
                                              from   your  federal   employment,
                                              Social  Security  or other regular
                                              federal government check.
 ................................................................................

The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1,000 due to redemptions.

For more information, or to request the necessary authorization form, please call toll-free 1-888-503-FUND. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

            Adding to Your Account

By check. Complete a Midas FastDeposit form and mail it, along with your check, made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Call toll-free 1-888-503-FUND. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures above (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

           o  name of the registered owner(s) of the account
           o  account number
           o  Fund name
           o  amount you want to sell
           o  name and address or wire information of person to receive proceeds

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By telephone. Call toll-free 1-888-503-FUND, to expedite redemption of Fund shares.

By EFT. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

Check Writing Privilege for Easy Access. You may establish free, unlimited check writing privileges with only $250 minimum per check upon request, by calling toll-free 1-888-503-FUND. You will be subject to a $20 charge for refused checks, which may change without notice.


                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been received in proper form. Orders received on Fund business days by 4 p.m., eastern time, will be executed from your account that day. Orders received after 4 p.m., eastern time, will be executed from your account on the next Fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are paid to the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent. The Fund is not liable as long as the Fund follows reasonable procedures.

Assignment. Fund shares may be transferred to another owner. Instructions are available by calling toll-free 1-888-503-FUND.


                             DISTRIBUTIONS AND TAXES

Distributions. The Fund pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Each of these distributions, if any, is paid out once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise by calling toll-free 1-888-503-FUND.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:

Transaction                                                 Tax treatment
Income dividends............................................Ordinary income
Short-term capital gains distributions......................Ordinary income
Long-term capital gains distributions.......................Capital gains
Sales or exchanges of shares held for more than one year....Capital   gains   or
                                                            losses
Sales or exchanges of shares held for one year or less......Gains are treated as
                                                            ordinary     income;
                                                            losses are subject
                                                            to special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                     FINANCIAL HIGHLIGHTS: MIDAS FUND, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown, with the exception of 1994, were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                             Years Ended December 31,
                                                                 -----------------------------------------------------------------
                                                                 1998*          1997*          1996*          1995*           1994
                                                                 -----          -----          -----          -----           ----
PER SHARE DATA
Net asset value, beginning of period......................       $2.11          $5.15          $4.25          $3.32          $4.16
                                                                 -----          -----          -----          -----          -----
Income from investment operations:
Net investment loss.......................................        -             (0.03)         (0.05)         (0.06)         (0.05)
Net realized and unrealized gain (loss) on investments....       (0.60)         (3.01)          0.95           1.28          (0.67)
                                                                 ------         ------          ----           ----          ------
  Total from investment operations........................       (0.60)         (3.04)          0.90           1.22          (0.72)
Less distributions:
Distributions from net realized gains.....................        -              -              -             (0.29)         (0.12)
  Total distributions.....................................        -              -              -             (0.29)         (0.12)
                                                                                                             ------         ------
Net asset value, end of period............................       $1.51          $2.11          $5.15          $4.25          $3.32
                                                                 =====          =====          =====          =====          =====
TOTAL RETURN..............................................      (28.44)%      (59.03)%        21.22%         36.73%         (17.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)......................      $87,841       $100,793       $200,457        $15,753         $7,052
Ratio of expenses to average net assets(a) (b):...........       2.33%          1.90%          1.63%          2.26%          2.15%
Ratio of net investment loss to average net assets(c):....      (0.02)%        (0.72)%        (0.92)%        (1.47)%        (1.26)%
Portfolio turnover rate ..................................        27%            50%            23%            48%            53%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995. (b) Expense ratio after transfer agent and custodian credits was 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1998, 1997, 1996 and 1995. Prior to 1995, such credits were reflected in the expense ratio. (c) Ratio prior to reimbursement by the investment manager was (0.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995.

                   FINANCIAL HIGHLIGHTS: MIDAS INVESTORS, LTD.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                     Six Months Ended                      Years Ended June 30,
                                                      December 31,*  --------------------------------------------------------------

PER SHARE DATA*                                          1998          1998         1997          1996          1995          1994
                                                         ----          ----         ----          ----          ----          ----
Net asset value at beginning of period.............      $3.67         $7.14       $14.02        $13.13        $15.71        $16.98
                                                         -----         -----       ------        ------        ------        ------
 Income from investment operations:
   Net investment loss.............................      (.04)        (.12)         (.25)        (.22)           --           (.11)
   Net realized and unrealized gain (loss) on
      investments..................................      (.81)        (2.94)       (4.36)         2.72         (1.13)        (1.05)
                                                         -----        ------       ------         ----         ------        ------
         Total from investment operations..........      (.85)        (3.06)       (4.61)         2.50         (1.13)        (1.16)
                                                         -----        ------       ------         ----         ------        ------
 Less distributions:
   Distributions from net realized gains on
      investments..................................       --          (.41)        (2.27)        (1.61)        (1.45)         (.11)
   Total distributions.............................       --          (.41)        (2.27)        (1.61)        (1.45)         (.11)
                                                                      -----        ------        ------        ------         -----
Net asset value at end of period...................      $2.82        $3.67         $7.14        $14.02        $13.13        $15.71
                                                         =====        =====         =====        ======        ======        ======
TOTAL RETURN.......................................     (23.16)%     (43.45)%      (37.81)%      21.01%        (8.01)%       (6.92)%
                                                        =======      =======       =======       =====         ======        ======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........     $6,293        $8,324       $15,217      $27,489       $29,007        $36,603
                                                        ======        ======       =======      =======       =======        =======
Ratio of expenses to average net assets(a)(b)......     4.32%**       3.57%         2.77%        2.93%         2.82%          2.54%
                                                        ====          ====          ====         ====          ====           ====
Ratio of net investment income (loss) to
average net assets.................................    (2.50)%**     (2.09)%       (1.89)%      (1.49)%        0.12%         (.65)%
                                                       ======        ======        ======       ======         ====          =====
Portfolio turnover rate............................       36%          136%          37%          61%           158%          129%
                                                          ==           ===           ==           ==            ===           ===

* Per share net investment loss and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. these computations had no effect on net asset value per share.
** Annualized.
(a) Ratios excluding interest expense were 3.96%**, 3.57%, 2.77%, 2.93%, 2.82%, and 2.54%, for the six months ending December 31, 1998 and the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively. (b) Ratio after custodian credits was 4.30%** and 3.82% for the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.

                     FINANCIAL HIGHLIGHTS: MIDAS MAGIC, INC.

This table describes the Fund's performance for the past five years. In 1998, the fiscal year end changed to December 31. Previously, the fiscal year end was October 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods ended 1996 through 1998 were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The Fund's financial statements for periods prior to 1996 were audited by other auditors whose reports thereon expressed unqualified opinions on those statements.

                                                  Two Months Ended                      Years Ended October 31,
                                                     December 31, -----------------------------------------------------------------

                                                       1998           1998         1997          1996          1995          1994
                                                       ----           ----         ----          ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period...........     $15.67        $24.92        $24.24        $18.73        $16.61       $16.32
                                                      ------        ------        ------        ------        ------       ------
Net investment loss..............................       (.04)         (.25)         (.59)         (.56)         (.31)        (.22)
Net realized and unrealized gain (loss) on
   investments...................................        .98         (7.20)         6.17          6.07          2.43          .51
                                                         ---         ------         ----          ----          ----          ---
      Total from investment operations...........        .94         (7.45)         5.58          5.51          2.12          .29
                                                         ---         ------         ----          ----          ----         ----
Distributions from net realized gain
   on investments................................      (2.04)        (1.80)        (4.90)          .00           .00          .00
                                                       ------        ------        ------          ---           ---          ---
      Total Distributions........................      (2.04)        (1.80)        (4.90)          .00           .00          .00
Net asset value at end of period.................     $14.57        $15.67        $24.92        $24.24        $18.73       $16.61
                                                      ======        ======        ======        ======        ======       ======
TOTAL RETURN.....................................       6.48%       (31.29)%       27.55%        29.42%        12.76%         1.78%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......       $548          $613        $1,771        $1,200         $774          $714
Ratio of expenses to average net assets(a)(b)....       2.85%**       2.09%         2.81%         2.55%         2.30%        2.00%
Ratio of net investment loss to average net
   assets(c).....................................      (1.54)%**     (1.38)        (2.65)%       (2.23)%       (1.77)%      (1.38)%
Portfolio turnover rate..........................       0%            207%          44%           42%           30%          18%

*Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**Annualized.
(a)Ratio prior to reimbursement by the investment manager was 18.84%**, 9.27%, 10.47%, 4.44%, 3.00%, and 2.82%, for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.
(b)Ratio after custodian fee credits was 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years. (c)Ratio prior to reimbursement by the manager was (17.53)%**, (8.56)%, (10.31)%, (4.12)%,
(2.47)%, and (2.20)% for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.

             FINANCIAL HIGHLIGHTS: MIDAS SPECIAL EQUITIES FUND, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                        Years Ended December 31,
                                                             ----------------------------------------------------------------------
                                                              1998           1997            1996           1995            1994
                                                              ----           ----            ----           ----            ----
PER SHARE DATA*
Net asset value at beginning of period.................      $23.38          $22.96         $25.42          $19.11         $23.13
                                                             ------          ------         ------          ------         ------
   Net investment loss.................................        (.61)           (.38)          (.73)           (.81)          (.55)
   Net realized and unrealized gain (loss) on
      investments......................................        (.65)           1.55           0.99            8.51          (3.28)
                                                               -----           ----           ----            ----          ------
   Total from investment operations....................       (1.26)           1.17           0.26            7.70          (3.83)
                                                              ------           ----           ----            ----          ------
   Distributions from net realized gains on
      investments......................................       (1.78)           (.75)         (2.72)          (1.39)          (.19)
                                                              ------           -----         ------          ------          -----
   Net increase (decrease) in net asset value..........       (3.04)            .42          (2.46)           6.31          (4.02)
Net asset value at end of period.......................      $20.34          $23.38         $22.96          $25.42         $19.11
                                                             ======          ======         ======          ======         ======
TOTAL RETURN...........................................      (5.0)%          5.3%            1.0%           40.5%         (16.5)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)............     $36,807         $44,773        $49,840         $56,340        $45,614
Ratio of expenses to average net assets(a)(b)..........       3.42%           2.81%          2.92%           3.67%          2.92%
Ratio of net investment loss to average net assets.....      (2.57)%         (1.48)%        (2.81)%         (2.70)%        (2.43)%
Portfolio turnover rate................................       97%            260%            311%           319%            309%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio excluding interest expense was 2.63%, 2.53%, 2.45% and 2.88% for the years ended December 31, 1998, 1997, 1996 and 1995. (b) Expense ratio after custodian fee credits was 3.41% and 2.79% for the years ended December 31, 1998 and 1997. Prior to 1995, such credits were reflected in the expense ratio. There were no custodian fee credits for 1996 and 1995.

             FINANCIAL HIGHLIGHTS: MIDAS U.S. AND OVERSEAS FUND LTD.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                          Years Ended December 31,
                                                                      --------------------------------------------------------------
                                                                        1998         1997          1996          1995        1994
                                                                        ----         ----          ----          ----        ----
PER SHARE DATA(1)
Net asset value at beginning of period.............................    $7.35        $7.91          $8.36        $7.08        $8.71
                                                                       -----        -----          -----        -----        -----
   Net investment income (loss)....................................     (.10)       (0.05)         (0.24)       (0.23)       (0.13)
   Net realized and unrealized gain (loss) on investments..........      .18         0.46           0.68         2.00        (1.01)
                                                                         ---         ----           ----         ----        ------
   Total from investment operations................................      .08         0.41           0.44         1.77        (1.14)
                                                                         ---         ----           ----         ----        ------
   Distributions from net realized gains...........................     (.26)       (0.97)         (0.89)       (0.49)       (0.49)
Net asset value at end of period...................................    $7.17        $7.35          $7.91        $8.36        $7.08
                                                                       =====        =====          =====        =====        =====
TOTAL RETURN.......................................................     1.18%        5.64%          5.34%       25.11%      (13.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........................    $7,340       $8,446         $9,836       $9,808       $8,454
Ratio of expenses to average net assets(a)(b)......................     3.33%        3.28%          3.20%        3.55%        3.53%
Ratio of net investment income (loss) to average net assets(c).....   (1.38)%      (0.63)%        (2.74)%      (2.85)%      (1.65)%
Portfolio turnover rate............................................       69%         205%           255%         214%         212%

1 Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 3.84% and 3.59% for the years ended December 31, 1995 and 1994. (b) Expense ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1998 and 1996. (c) Ratio prior to reimbursement by the investment manager was (3.14)% and (1.71)% for the years ended December 31, 1995 and 1994.

                   FINANCIAL HIGHLIGHTS: DOLLAR RESERVES, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                   Six Months Ended                     Years Ended June 30,
                                                     December 31,  -----------------------------------------------------------------
                                                          1998          1998          1997          1996         1995         1994
PER SHARE DATA                                            ----          ----          ----          ----         ----         ----
Net asset value at beginning of period.............       $1.000       $1.000        $1.000       $1.000        $1.000       $1.000
Income from investment operations:
   Net investment income...........................         .022         .048          .047         .047          .044         .026
Less distributions:
   Distributions from net investment income........        (.022)       (.047)        (.047)        .047         (.044)       (.026)
                                                           ------       ------        ------        ----         ------       ------
   Distributions from paid-in capital .............          --        ($.001)          --           --            --            --
                                                                       -------
Net asset value at end of period...................       $1.000       $1.000        $1.000       $1.000        $1.000       $1.000
                                                          ======       ======        ======       ======        ======       ======
TOTAL RETURN.......................................        4.46%**      4.88%         4.83%        4.81%         4.53%        2.59%
                                                           ====         ====          ====         ====          ====         ====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........      $65,535      $61,602       $62,908      $62,467       $65,278      $76,351
                                                         =======      =======       =======      =======       =======      =======
Ratio of expenses to average net assets (a)........         .93%**       .86%          .71%         .90%          .89%         .89%
                                                            ===          ===           ===          ===           ===          ===
Ratio of net investment income to average net              4.43%**      4.71%         4.73%        4.70%         4.41%        2.56%
assets (b).........................................        ====         ====          ====         ====          ====         ====

** Annualized
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, 1994, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06%for the six months ended December 31, 1998, 1997, 1996, 1995, and 1994, respectively.

                              FOR MORE INFORMATION

For investors who want more information on the Funds, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone, call
1-800-400-MIDAS (for Midas Fund) or 1-888-503-FUND (for all other Funds)

By mail, write to:
Midas Funds
Box 419789
Kansas City, MO 64141-6789

By e-mail, write to:
info@mutualfunds.net

On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas Family of Funds at http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a
duplicating  fee  to  the  SEC's  Public  Reference  Section,   Washington,   DC
20549-6009.  The Funds  Investment  Company  Act file  numbers  are as  follows:
811-04316 (Midas Fund);  811-00835 (Midas  Investors);  811-04534 (Midas Magic);
811-04625 (Midas Special Equities); 811-04741 (Midas U.S. and Overseas) and 811-02474 (Dollar Reserves) .

Statement of Additional Information                                June 30, 1999



                                MIDAS MAGIC, INC.
                                11 Hanover Square
                               New York, NY 10005
                            Toll-free: 1-888-503-FUND


            This Statement of Additional Information regarding Midas Magic, Inc. ("Fund") is not a prospectus and should be read in conjunction with the Fund's prospectus dated June 30, 1999. The prospectus is available to prospective investors without charge upon request by calling toll-free 1-888-503-FUND (1-888-503-3863).

            The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


DESCRIPTION OF THE FUND........................................................2

THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................5

MANAGEMENT OF THE FUND.........................................................6

INVESTMENT MANAGER.............................................................8

CALCULATION OF PERFORMANCE DATA................................................9

DISTRIBUTION OF SHARES........................................................13

DETERMINATION OF NET ASSET VALUE..............................................14

PURCHASE OF SHARES............................................................15

ALLOCATION OF BROKERAGE.......................................................15

DISTRIBUTIONS AND TAXES.......................................................18

REPORTS TO SHAREHOLDERS.......................................................19

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................19

AUDITORS    ..................................................................19

                             DESCRIPTION OF THE FUND

            The Fund is a Maryland corporation formed on December 11, 1996. Prior to June 30, 1999 and before March 1, 1997, the Fund operated under the name "Rockwood Fund, Inc". Prior to March 1, 1997, the Fund operated under the name "The Rockwood Growth Fund, Inc.," an Idaho corporation organized on March 7, 1985. Rockwood Advisers, Inc. ("Investment Manager") serves as the Fund's investment adviser and general manager. Investor Service Center, Inc. ("Distributor") is the distributor of the Fund's shares.

                          THE FUND'S INVESTMENT PROGRAM

            The following information supplements the information concerning the investment objective, policies and limitations of the Fund found in the Prospectus. The Fund's investment objective of capital appreciation is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval. Fund shareholders will be notified at least thirty days in advance of a change in the Fund's investment objective, and shareholders will not be charged a redemption fee if they redeem after such notice and prior to the change of investment objective.

            U.S. Government Securities. The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities backed by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association. In addition, the U.S. Government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government's full faith and credit.

            Borrowing. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

            Illiquid Assets. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

            Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

            In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Certain of these instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

            Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("QIBs"). Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD") An insufficient number of QIBs interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

            The Board of Directors of the Fund has delegated the function of making day-to-day determinations of liquidity to Rockwood Advisers, Inc. ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.

            Lending. The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be creditworthy and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

            Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Investment Manager reviews and monitors the creditworthiness of those institutions under the Board's general supervision.

            Convertible Securities. The Fund may invest up to 5% of its net assets in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (I) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

            The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

            The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

            Investments in Closed-End Investment Companies. The Fund may invest up to 10% of its total assets in shares of closed-end investment companies. In addition to the Fund's expenses, as a shareholder in another investment company, the Fund would bear its pro rata portion of the other investment company's expenses.

            Year 2000 Risks. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem.

However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund. Additionally, while the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                             INVESTMENT RESTRICTIONS

            The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") (which currently limits borrowing to 33 1/3% of the value of the Fund's total assets);

2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4.          Purchase or sell  physical  commodities,  although it may enter into
            (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies, (c) forward contracts on commodities, including foreign currencies, and (d) other financial contracts or derivative instruments;

5. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks,
            (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities and other asset loan transactions to the extent permitted by the 1940 Act;

6.          Issue senior securities, except to the  extent permitted by the 1940
            Act; or

7. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            The  Fund's  Board  of  Directors  has   established  the  following
non-fundamental investment limitations that may be changed by the Board without shareholder approval:

            The Fund may:

            (i) Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

            (ii) Purchase securities issued by other investment companies to the extent permitted under the 1940 Act.

            (iii) Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

                             MANAGEMENT OF THE FUND

            The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Rockwood Advisers, Inc., Investment Adviser and General Manager; Investor Service Center, Inc., Distributor; DST Systems, Inc., Transfer and Dividend Disbursing Agent; and Investors Fiduciary Trust Company, Custodian.

            The officers and Directors of the Fund, their respective offices, date of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005. There are seven investment companies advised by subsidiaries of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winmill") (collectively referred to as "Investment Company Complex").

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is a Financial Representative with New England Financial specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995, he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995, he was President of Huber-Hogan Associates. He was born February 7, 1930. He is also a Director of five other investment companies in the Investment Company Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe, Inc. executive recruiting consultants. He was born December 14, 1930. He is also a Director of five other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He was born February 9, 1923. He is also a Director of five other investment companies in the Investment Company Complex.

THOMAS B. WINMILL* -- Director, President, Chief Executive Officer, and General Counsel. He is the President of the Investment Manager and the Distributor, and of their affiliates. He is also a Director of eight other investment companies in the Investment Company Complex. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He was born June 25, 1959.

            The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

BASSETT S. WINMILL -- Chairman of the Board and Chief Investment Officer. He is Chairman of the Board of three investment companies advised by an affiliated investment manager and of the parent of the Investment Manager, Winmill and Chief Investment Officer of the Investment Manager. He was born February 10,
1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Thomas B. Winmill.

THOMAS B. WINMILL -- Chairman, Chief Executive Officer, President and General Counsel (see biographical information above).

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman of the Investment Manager and its affiliates. He was a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He was born December 7, 1929.

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company.
He was born March 1, 1955.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer and Treasurer. He is Chief Accounting Officer, Chief Financial Officer and Treasurer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

DEBORAH ANN SULLIVAN, ESQ. -- Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1993 through 1994 she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and from 1992 through 1993 she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is member of the New York State Bar. She was born June 13, 1969.

*Thomas B. Winmill is an "interested person" of the Fund as defined by the 1940 Act, because of his position with the Investment Manager.

Compensation Table


 Name of Person,              Aggregate            Pension or Retirement       Estimated Annual             Total Compensation From
    Position                  Compensa-             Benefits Accrued as          Benefits Upon             Registrant and Investment
                         tion From Registrant           Part of Fund              Retirement                Company Complex Paid to
                                                          Expenses                                                 Directors
------------------------------------------------------------------------------------------------------------------------------------
Bruce B. Huber,                  None                       None                     None                    $0 from 6 Investment
    Director                                                                                                       Companies
 James E. Hunt,                  None                       None                     None                    $0 from 6 Investment
    Director                                                                                                       Companies
John B. Russell,                 None                       None                     None                    $0 from 6 Investment
    Director                                                                                                       Companies
====================================================================================================================================

            Information in the preceding table is based on fees paid during the Fund's fiscal year ended December 31, 1998.

            No officer, Director or employee of the Fund's Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund.

            As of February 22, 1999, no person beneficially owned either directly or through one or more controlled companies, more than 25% of the voting securities of the Fund.

            As of February 22, 1999, the officers and directors of the Fund owned, as a group, less than 1% of the outstanding voting securities of the Fund.

                               INVESTMENT MANAGER

            The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment Management Agreement, the Investment Manager receives a fee at the annual rate of:

                        1.00% of the first $200  million  of the Fund's  average
                          daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day.

            Under the Investment Management Agreement, the Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (i) payment of dividends and other distributions; (j) costs of Board and shareholders meetings; (k) fees of the independent directors; (l) necessary office space rental; (m) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (n) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

            If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services will be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.

             The Fund's Investment  Management  Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors) or a majority of the holders of the Fund's outstanding voting securities approve. The Investment Management Agreement may be terminated without penalty at any time by vote of the Fund's directors or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and terminates automatically in the event of its assignment. The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which the Investment Management Agreement relates. Nothing contained in the Investment Management Agreement, however, is to be construed to protect the Investment Manager against liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement. Voluntary reimbursements for the year ended October 31, 1998 and the two months ended December 31, 1998 are $77,131 and $15,416, respectively. The Fund reimbursed the Investment Manager $465 and $56 for providing certain administrative and accounting services at cost for the year ended October 31, 1998 and December 31, 1998, respectively.

            The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Winmill. The other principal subsidiaries of Winmill include Investor Service Center, Inc., a registered broker-dealer, and CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) and Midas Management Corporation, registered investment advisers.

            Winmill is a publicly-owned company whose securities are listed on the Nasdaq National Market System ("NMS") and traded in the over-the-counter market. Bassett S. Winmill, Chairman of the Board of Winmill, may be deemed a controlling person of Winmill on the basis of his ownership of 100% of Winmill's voting stock and, therefore, of the Investment Manager. The investment companies in the Investment Company Complex, each of which is managed by an affiliate of the Investment Manager, had net assets in excess of $250,000,000 as of February 12, 1999.

                         CALCULATION OF PERFORMANCE DATA

            Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

            Average  annual  total  return is  computed  by finding  the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


        P(1+T)n = ERV

Where:  P       = a hypothetical initial payment of $1,000;
        T       = average annual total return;
        n       = number of years; and
        ERV     = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.

Average Annual Total Returns For Periods Ended December 31, 1998


One Year               (13.82)%
Five Years             7.40%
Ten Years              6.10%

Cumulative Total Return

            Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          CTR=( ERV-P )100
                                  P
  CTR    =        Cumulative total return

  ERV    =        ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period

  P      =        initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

            The cumulative return for the Fund for the one year, five year and ten year periods ending December 31, 1998 is (13.82)%, 42.88%, and 80.85%, respectively.

Source Material From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indexes, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index -- is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

            Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

            Pursuant to a Distribution Agreement, the Distributor acts as principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.

            In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

            Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not interested persons of the Fund.

            With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Winmill, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes fees. The amount of Hanover Direct's fees over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such fees, Hanover Direct will absorb any of such costs.

            It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

            The Plan increases the overall expense ratio of the Fund; however, a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

            Of the amounts compensated to the Distributor during the Fund's fiscal year ended October 31, 1998, and the two month period ended December 31, 1998, approximately $7 and $0, respectively, represented expenses incurred for advertising; $1,297 and $47, respectively, for printing and mailing prospectuses and other information to other than current shareholders, $937 and $130, respectively, for salaries of marketing and sales personnel, $92 and $69, respectively, for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $358 and $0, respectively, for overhead and miscellaneous expenses.

            The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE

            The Fund's net asset value per share is determined as of the close of regular trading for equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., eastern time) each business day of the Fund. The following are not Fund business days: New Year's Day, Washington's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

            Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities listed or traded on a national securities exchange or the NMS are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

            Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

            The Fund will only issue shares upon payment of the purchase price by check drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             ALLOCATION OF BROKERAGE

            The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide research, statistical or other services, and who may sell shares of the Fund or other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, statistical or other services furnished to the Investment Manager or upon sale of Fund shares. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission avail able.

            The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of shares, of the Funds or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers.

            Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities trans actions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

            Until March 31, 1999, Bull & Bear Securities, Inc. ("BBSI") was a wholly owned subsidiary of Winmill and the Investment Manager's affiliate. BBSI provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager was, until March 31, 1999, authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund did not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm executed trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI was financially responsible to the clearing firm for all trades of the Fund until complete payment was received by the Fund or the clearing firm. BBSI provided order entry services or order entry facilities to the Investment Manager, arranged for execution and clearing of portfolio transactions through executing and clearing brokers, monitored trades and settlements and performed limited back-office functions including the maintenance of all records required of it by the National Association of Securities Dealers, Inc.

            In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must have been reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI were reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Board determined that portfolio transactions may have been executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI was likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charged the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI were also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund were not reduced by reason of any brokerage commissions paid to BBSI.

            Brokerage commissions paid in fiscal years ended October 31, 1996, 1997 and 1998 and the two month period ended December 31, 1998 were $9,411, $2,059, $7,439 and $20, respectively. $5,554 and $0 of such commissions paid during the fiscal year ended October 31, 1998 and the two month period ended December 31, 1998 (representing approximately $4,264,012 and $0, in portfolio transactions), respectively, was allocated to bro ker/dealers that provided research services. $0 and $0 of such commissions paid during the fiscal year ended October 31, 1998 and the two month period ended December 31, 1998, respectively, was allocated to broker/dealers for selling shares of the Funds and other Funds advised by the Investment Manager or its affiliates. During the Fund's fiscal year ended October 31, 1996, the Fund paid $122 in brokerage commissions to BBSI which represented approximately 1.30% of total brokerage commissions paid by the Fund and 1.13% of the aggregate dollar amount of transactions involving the payment of commissions. During the Fund's fiscal years ended October 31, 1997 the Fund paid $859 in brokerage commissions to BBSI which represented approximately 41.74% of total brokerage commissions paid by the Fund and 28.56% of the aggregate dollar amount of transactions involving the payment of commissions. During the Fund's fiscal year ended October 31, 1998 and the two month period ended December 31, 1998, the Fund paid $1,885 and $20 in brokerage commissions to BBSI which represented approximately 25.34% and 100% of total brokerage commissions paid by the Fund and 22.03% and 100% of the aggregate dollar amount of transactions involving the payment of commissions, respectively.

            Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (In the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (It may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager, and may provide clearing services to BBSI.

            The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager, and may provide clearing services to BBSI.

            The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the two month period ended December 31, 1998 and the fiscal years ended October 31, 1998, 1997 and 1996, the Fund's portfolio turnover rate was 0% and 207.02%, 44.00% and 42.48%, respectively. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

            From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's Directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

            If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to redeposit a shareholder check, thereby crediting the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.

            The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions ("Distribution Requirement")) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

            A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

            A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the shareholder received any capital gain distributions attributable to those shares.

            Dividends and other distributions may also be subject to state and local taxes.

            The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on a December 31 fiscal year basis), plus
(3) generally, all income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

            The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

            The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

            Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian") has been retained by the Fund to act as custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain shareholder administration services to the Fund and is reimbursed by the Fund the actual costs incurred with respect thereto. Among other such services, the Distributor currently receives and responds to shareholder inquiries concerning their accounts and processes shareholder telephone requests such as telephone transfers, purchases and redemptions, changes of address and similar matters.

                                    AUDITORS

            Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800,  Philadelphia,
PA  19103-2108,   are  the  independent  accountants  for  the  Fund.  Financial statements of the Fund are audited annually.

                            PART C. OTHER INFORMATION


ITEM 23.  Exhibits

           (a) Articles of Incorporation: Filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

           (b) By-Laws as now in effect: Filed with the Securities and Exchange Commission on December 30, 1997, accession number 0000052234-97-000013.

           (c) Articles of Incorporation: Filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005. By-Laws as now in effect: Filed with the Securities and Exchange Commission on December 30, 1997, accession number 0000052234-97-000013.

           (d) Investment Management Agreement, filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

           (e)       (1)       Related Agreement to Plan of Distribution between
                               Investor Service Center,  Inc. and Hanover Direct
                               Advertising   Company,   Inc.,   filed  with  the
                               Securities  and Exchange  Commission  on February
                               26, 1997, accession number 0000767531-97-000005.

                     (2)       Distribution    Agreement,   filed    with   the
                               Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.
           (f)       not applicable.

           (g)       (1)       Form  of   Custody   and   Investment  Accounting
                               Agreement, filed with the Securities and Exchange
                               Commission on February 3, 1998,  accession number
                               0000767531-98-000005.

                     (2) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

           (h)       (1)       Form of  Transfer Agency  Agreement,   filed with
                               the Securities and Exchange Commission on May 10,
                               1999, accession number 0000767531-99-000013

                     (2) Shareholder Administration Agreement, filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

                     (3) Forms of credit facilities agreements, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

                     (4) Forms of Securities Lending Authorization Agreement, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

                     (5) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

           (i) Opinion and Consent of Counsel as to Legality of Securities, filed with the Securities and Exchange Commission on May 10, 1999, accession number 0000767531-99-000013.

           (j)       (1)       Accountant's Consent: n/a.

                     (2) Opinion of Counsel with respect to eligibility for effectiveness under paragraph (a)of Rule 485: n/a.

           (n) Financial Data Schedule for the Fiscal Year End October 31, 1998, and for the two months ended December 31, 1998, filed herewith.

ITEM 24.             Persons Controlled by or Under Common Control With
                     Registrant

                     Not Applicable.

ITEM 25.             Indemnification

     Registrant's Investment Management Agreement between the Registrant and Rockwood Advisers, Inc. ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of Investment Adviser

     Information on the business of the Registrant's investment adviser is described in the section of the Statement of Additional Information entitled "Investment Manager" filed as part of this Registration Statement.

     The directors and officers of the Investment Manager are also directors and officers of other Funds managed by CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) and Midas Management Corporation, both of which are wholly-owned subsidiaries of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winmill") ("Funds"). In addition, such officers are officers and directors of Winmill and its other subsidiaries; Service Center, the distributor of the Registrant and the Funds and a registered broker/dealer. Winmill's predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. CEF Advisers, Inc. serves as investment manager of Dollar Reserves, Inc.; Bexil U.S. Government Securities Fund, Inc., Global Income Fund, Inc.; Tuxis Corporation; Midas Investors Ltd.; Midas U.S. and Overseas Fund Ltd.; and Midas Special Equities Fund, Inc.. Midas Management Corporation serves as investment manager of Midas Fund, Inc.

Item 27.  Principal Underwriters

     a) In addition to the Registrant, Service Center serves as principal underwriter of Dollar Reserves, Inc., Midas Special Equities Fund,
Inc., Midas U.S. and Overseas Fund Ltd., Midas Investors Ltd., and Midas Fund, Inc.

     b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal        Position and Offices         Position and Offices
Business Address          with Service Center          with Registrant
------------------------  ---------------------------  ------------------------
Robert D. Anderson        Vice Chairman                N/A
11 Hanover Square         and Director
New York, NY 10005

Steven A. Landis          Senior Vice President        Senior Vice President
11 Hanover Square
New York, NY 10005

Thomas B. Winmill         President, Director,         President, Director,
11 Hanover Square         General Counsel              Chief Executive Officer
New York, NY 10005

Deborah A. Sullivan       Vice President,              Vice President,
11 Hanover Square         Secretary,                   Secretary,
New York, NY 10005        Compliance Officer           Compliance Officer

Irene K. Kawczynski       Vice President               None
11 Hanover Square
New York, NY 10005

Joseph Leung              Treasurer,                   Treasurer,
11 Hanover Square         Chief Accounting Officer,    Chief Accounting Officer,
New York, NY 10005        Chief Financial Officer      Chief Financial Officer


Item 28.             Location of Accounts and Records

     The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Fiduciary Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 29.             Management Services

            There are no management related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 30.             Undertakings

           None.

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on this 24th day of May, 1999.



                                MIDAS MAGIC, INC.

                             /s/Thomas B. Winmill
                          Thomas B. Winmill, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/Thomas B. Winmill      Chairman, President, General         May 24, 1999
Thomas B. Winmill         Counsel and Chief Executive Officer

/s/Joseph Leung           Treasurer,                           May 24, 1999
Joseph Leung              Chief Accounting Officer,
                          Chief Financial Officer

/s/Bruce B. Huber         Director                             May 24, 1999
Bruce B. Huber

/s/James E. Hunt          Director                             May 24, 1999
James E. Hunt

/s/John B. Russell        Director                             May 24, 1999
John B. Russell

                                  EXHIBIT INDEX


                                                                          PAGE
EXHIBIT                                                                  NUMBER

(23)(n) Financial Data Schedule for the Fiscal Year End October 31, 1998, and for the two months ended December 31, 1998.